Exhibit 10.5

Third Memorandum of Understanding Concerning the Lease Agreement between

The University of Tennessee Research Foundation and GTx, Inc.

As Amended July 20, 2009

RECITALS

WHEREAS, The University of Tennessee Research Foundation (the “SUBLESSOR”), The University of Tennessee (the “LESSOR”) have entered into a Lease dated March 7, 2001, which was subsequently amended by agreements dated April l, 2005 and July 20, 2009 (the “Lease”); and

WHEREAS, the SUBLESSOR and GTx, Inc., a Delaware corporation (the “SUBLESSEE”), have entered into a Sublease dated October 1, 2009 with the consent of LESSOR (the “Sublease”);

WHEREAS, the SUBLESSOR and SUBLESSEE desired to reduce the portion of the premises leased to the SUBLESSEE and the Rent to be paid by SUBLESSEE to SUBLESSOR and subsequently signed a Memorandum of Understanding on April 19, 2011 effective May 1, 2011;

WHEREAS, the SUBLESSOR and SUBLESSEE extended the arrangement for reduced premises and Rent for an additional five months through September 30, 2013; and

WHEREAS, the SUBLESSOR and SUBLESSEE desire to continue the arrangement for reduced premises and Rent for an additional three months.

NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration set forth herein, the parties agree as follows:

1.           This MOU is to become effective on October 1, 2013 (the “Effective Date”) and will continue in effect through December 31, 2013.

2.           This MOU can be extended on a month to month basis for a period of up to 6 additional months with advance written notice and acceptance by all parties.

3.            This MOU can be canceled with 90 days advance written notice and acceptance by all parties, in which event the lease premises will automatically return to the entire leased premises described in the Sublease.

4.            All parties agree to respect the privacy and confidentiality of intellectual property of each other as provided by Tennessee and federal law.

5.            All other terms and conditions of the 2011 MOU are to remain in effect.

September 18, 2013

IN WITNESS WHEREOF, the LESSOR, SUBLESSOR and the SUBLESSEE have executed this Third Memorandum of Understanding in duplicate on the date written below.

THE UNIVERSITY OF TENNESSEE RESEARCH FOUNDATION (SUBLESSOR)		GTx, Inc. (SUBLESSEE)

By:	/s/ Richard Magid	By:	/s/ Henry P. Doggrell
	Richard Magid		Henry P. Doggrell
	Vice President		Vice President, Chief Legal Officer

Date:	9/18/2013	Date:	9/18/2013

THE UNIVERSITY OFTENNESSEE (LESSOR)

By:	/s/ Charles M. Peccolo
Charles M. Peccolo
Treasurer

Date:	9/30/2013